UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 19, 2011

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

OGE Energy Corp. ("OGE Energy") is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K dated May 19, 2011 (filed with the Securities and Exchange Commission on May 24, 2011) solely for the purpose of disclosing under Item 5.07 of Form 8-K its decision, following its Annual Meeting of Shareowners, as to the frequency with which it expects to include a shareowner vote on the compensation of executives in future annual meeting proxy materials. This Amendment No. 1 does not otherwise revise the May 19, 2011 Form 8-K in any way.

Item 5.07 Submission of Matters to a Vote of Security Holders

         At the Annual Meeting of Shareowners of OGE Energy Corp. held on May 19, 2011, consistent with the recommendation of OGE Energy's Board of Directors, the shareowners cast the highest numbers of votes for an annual frequency for future advisory votes on executive compensation. In light of this vote and consistent with the previous recommendation of the OGE Energy Board of Directors, the Board determined at its July 19, 2011 meeting that, until the next vote on the frequency of shareowner votes on executive compensation, OGE Energy will hold future advisory votes on executive compensation every year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

July 25, 2011